UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

JUNE 23, 2020

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1203 E. 33rd Street, Suite 250, Tulsa Oklahoma 74105

(Address of Principal Executive Offices) (Zip Code)

(539) 444-8002

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02   Termination of a Material Definitive Agreement

Empire North Dakota LLC, a Delaware limited liability company and wholly owned subsidiary of Empire Petroleum Corporation (“Empire North Dakota”), entered into a purchase and sale agreement dated as of March 3, 2020 (the “Purchase Agreement”), with Ovintiv USA Inc., Ovintiv RMI LLC, Ovintiv Production Inc. and Ovintiv Exploration Inc. (collectively, “Seller”), pursuant to which, among other things, Empire North Dakota agreed to acquire certain oil and gas properties from Seller in Montana and North Dakota comprising of 94 gross wells and approximately 35,900 gross acres (26,600 net acres) in Richland County, Montana and McKenzie County, North Dakota. The oil and gas assets are primarily located in and around Richland County, Montana and produce from the Bakken and other conventional reservoirs. Pursuant to the Purchase Agreement, (i) the purchase price was $8,500,000 (subject to customary adjustments), (ii) Empire North Dakota wired a deposit of $850,000 to Seller on March 3, 2020 using cash on hand, and (iii) the closing date was scheduled to be April 30, 2020.

On April 29, 2020, Empire North Dakota sent a notice of termination and/or recission of the Purchase Agreement to Seller, which also demanded a return of the Deposit (the “Notice of Termination”). The Notice of Termination stated, in part, termination and/or recission was necessary because governmental orders related to the COVID-19 pandemic had restrained or prohibited the transactions contemplated under the Agreement and rendered Empire North Dakota’s full performance thereunder impracticable and/or impossible.

On May 5, 2020, Seller sent a letter to Empire North Dakota disputing its right to terminate the Purchase Agreement.

On June 4, 2020, Seller sent a letter to Empire North Dakota stating Empire North Dakota had breached the Purchase Agreement, and Seller was terminating the Purchase Agreement and retaining the Deposit as liquidated damages.

On June 23, 2020, Empire North Dakota sent a letter to Seller stating, among other things, it agreed with Seller that the Purchase Agreement had been terminated, but again demanding the return of the Deposit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: June 23, 2020	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

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